UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934
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PRINCIPAL FUNDS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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PRINCIPAL FUNDS, INC. –
MIDCAP GROWTH FUND III
INFORMATION STATEMENT
February 19, 2009

This Information Statement is provided in connection with the addition of a new sub-advisor to the Principal Funds, Inc. (“PFI”)-MidCap Growth Fund III (“the “Fund”). Mellon Capital Management Corporation (“Mellon” or the “Sub-Advisor”) entered into a Sub-advisory Agreement with Principal Management Corporation (the “Advisor”), the investment advisor to PFI, on November 24, 2008 and began providing investment advisory services to the Fund on the same date.

Under an order from the Securities and Exchange Commission (“SEC”), PFI and the Advisor may enter into and materially amend agreements with sub-advisors without obtaining shareholder approval. The order permits PFI and the Advisor to hire one or more sub-advisors, change sub-advisors and reallocate management fees between the Advisor and the sub-advisors, without obtaining shareholder approval.

The address of the Fund’s Advisor and transfer agent (Principal Shareholder Services, Inc.) is 711 High Street, Des Moines, Iowa 50392. The address of the Fund’s principal underwriter (Principal Funds Distributor, Inc.) is 1100 Investment Boulevard, El Dorado Hills, CA 95762-5710.

The Fund will furnish, without charge, a copy of the annual report and the most recent semiannual report succeeding the annual report, if any, upon request. To request a report, call 1-800-222-5852 or write Principal Funds, P.O. Box 8024, Boston, MA 02266-8024.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

BACKGROUND

On November 24th, 2008, the PFI-MidCap Growth Fund I completed a merger into the Fund. Mellon previously acted as sub-advisor to the MidCap Growth Fund I. In connection with the merger, Mellon was added as a co-sub-advisor to the Fund, joining Turner Investment Partners, Inc. (“Turner”) which has been a Sub-Advisor to the Fund since December 2000.

NEW SUB-ADVISORY AGREEMENT

The terms of the Sub-Advisory Agreement are the same in all material respects as the current sub-advisory agreement with Turner, other than the fees to be paid. The following is a brief summary of the material terms of the Agreements. This summary is qualified in its entirety by reference to the text of the Sub-advisory Agreement attached.

Like the current sub-advisory agreement with Turner, the new Sub-Advisory Agreement provides that Mellon will, among other things,

(1)	provide investment advisory services to the Fund including providing investment advice and recommendations with respect to the Fund’s investments consistent with the Fund’s investment objectives, investment policies and restrictions;
(2)	arrange for the purchase and sale of the Fund’s portfolio securities;
(3)	provide, at its expense, all necessary investment and management facilities, including expenses for clerical and bookkeeping services;
(4)	advise and assist the officers of PFI in taking such steps as are necessary or appropriate to carry out the decisions of PFI’s Board of Directors regarding the general conduct of the investment business of the Fund; and
(5)	provide periodic reports regarding the investment service provided to the Fund.

Under the sub-advisory agreements, the Advisor pays both Turner and Mellon a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the portion of the Fund’s assets each manages. The schedule for the fees the Advisor currently pays Turner and Mellon is listed below.

	Turner

Assets Under		Fee
Management		(Annualized Rate)
First $600 million		0.50%
Assets over $600		0.40%

Mellon

Assets Under		Fee
Management		(Annualized Rate)
First $50 million		0.40%
Assets over $50 million		0.35%

NEW SUB-ADVISOR

Mellon is located at 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon is a wholly owned subsidiary of Mellon Financial Corporation.

Management of Mellon. Set forth below are the names and principal occupations of the principal executive officers of Mellon.

Name	Position with Mellon
Thomas F. Loeb	Board of Directors Chairman
William L. Fouse, CFA	Board of Directors Chairman Emeritus
Charles J. Jacklin	Board of Directors President and Chief Executive Officer
Philip N. Maisano	Board of Directors Vice Chairman & Chief Investment Officer, The Dreyfus Corporation
William Rydell, CFA	Board of Directors Vice Chairman
Ronald P. O’Hanley	Board of Directors Chief Executive Officer, BNY Mellon Asset Management
Scott E. Wennerholm	Board of Directors Chief Operating Officer, BNY Mellon Asset Management
Thomas B. Hazuka	Board of Directors Vice Chairman

Similar Investment Companies Advised by Mellon. Mellon has stated that it does not manage any accounts that are similar to the Fund.

Fees Paid to Mellon. The Advisor paid no fees to Mellon for the fiscal year ending October 31, 2008 with respect to the Fund.

BOARD EVALUATION OF NEW SUBADVISORY AGREEMENTS

At its June 9, 2008 meeting, the Board of Directors of PFI (the “Board”) considered whether to enter into a new Sub-Advisory Agreement with Mellon related to the addition of Mellon to the Fund following a proposed merger with the MidCap Growth Fund I (the “Merging Fund”).

The Board considered the nature, quality and extent of services to be provided under the Sub-Advisory Agreement. The Board considered the Sub-Adviser’s reputation, qualifications and background, its investment approach, the experience and skills of its investment personnel who would be responsible for the day-to-day management of the Fund, and the resources made available to such personnel. In addition, the Board considered the Advisor's program for identifying, recommending, monitoring and replacing sub-advisers for PFI and that the due-diligence program recommended the Sub-Adviser for the Fund.

The Board reviewed the performance of the Merging Fund, which was sub-advised by the Sub-Advisor, as compared to its Morningstar peer group. The Board noted that the Merging Fund’s long-term (3-year) performance was above median. The Board also considered the Advisor’s statement that the Sub-Advisor’s performance was expected to be complementary to the existing Sub-Adviser’s performance and the Board concluded, based on this information, that investment performance was expected to be satisfactory.

The Board reviewed the proposed sub-advisory fees and the effect of the new agreement on the sub-advisory fee the Advisor pays. It noted that the proposed sub-advisory fee schedule is lower than the sub-advisory fee schedule of the existing sub-advisor to the Fund. The Board also considered that the sub-advisory fee rate was negotiated at arm’s length between the Advisor and Sub-Advisor and that the Advisor compensates the Sub-Advisor from its fees. On the basis of the information provided, the Board concluded that the proposed sub-advisory fee schedule for the Fund was reasonable and appropriate.

The Board considered that the Advisor's overall profitability would slightly decrease with the addition of the new Sub-Advisory Agreement and, therefore, concluded that it need not reassess the profitability of the Fund’s Management Agreement with the Advisor. In concluding that the Sub-Advisor’s anticipated profitability will not be unreasonable, the Board determined that it need not review estimated levels of profits to the Sub-Adviser because, as the Board noted, the Advisor will compensate the Sub-Advisor from its own management fees and the Advisor had negotiated the Sub-Advisory Agreement with the Sub-Advisor at arm’s length. The Board considered whether there are economies of scale with respect to the sub-advisory services to be provided to the Fund under the Sub-Advisory Agreement. The Board noted the breakpoints included in the fee schedule and concluded that the fee schedule reflects an appropriate recognition of economies of scale at current asset levels. The Board also considered the character and amount of other incidental benefits to be received by the Sub-Advisor. The Board considered the Sub-Advisor’s soft dollar practices. The Board concluded that the sub-advisory fees for the Fund were reasonable in light of these fall-out benefits.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund.

FUND OWNERSHIP

As of the close of business on February 4, 2009, the officers and directors of the Fund as a group beneficially owned less than one percent of the outstanding shares of the Fund. The following table sets forth information regarding the beneficial ownership of shares of the Fund as of February 4, 2009, by all shareholders known to the Fund to be beneficial owners of more than 5% of the outstanding shares.

	Share	Percentage of
Name and Address	Class	Ownership
LIFETIME 2020 FUND	Institutional	8.65%
ATTN MUTUAL FUND ACCOUNTING H-221
711 HIGH ST, DES MOINES IA 50392-0001

LIFETIME 2030 FUND	Institutional	8.07%
ATTN MUTUAL FUND ACCOUNTING- H221
711 HIGH ST, DES MOINES IA 50392-0001

PRINCIPAL LIFE INSURANCE CO	Institutional	71.6%
FBO PRINCIPAL FINANCIAL GROUP
ATTN RIS NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50392-9992

DELAWARE CHARTER GUARANTEE & TRUST	R-1	99.8%
FBO VARIOUS QUALIFIED PLANS
711 HIGH STREET, DES MOINES IA 50309-2732

DCGT AS TTEE AND/OR CUST	R-2	97.7%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET. DES MOINES IA 50309-2732

DCGT AS TTEE AND/OR CUST	R-3	97.6%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732

DCGT AS TTEE AND/OR CUST	R-4	99.7%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732

DCGT AS TTEE AND/OR CUST	R-5	90.0%
FBO PRINCIPAL FINANCIAL GROUP
QUALIFIED PRIN ADVTG OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET, DES MOINES IA 50309-2732

PRINCIPAL FUNDS, INC.
AMENDED AND RESTATED SUB-ADVISORY AGREEMENT
MELLON CAPITAL MANAGEMENT CORPORATION SUB-ADVISED SERIES

AGREEMENT executed as of the 17th day of February, 2009 and effective as of the 24th day of November, 2008, by and between PRINCIPAL MANAGEMENT CORPORATION, an Iowa corporation (hereinafter called "the Manager"), and MELLON CAPITAL MANAGEMENT CORPORATION , a Delaware Corporation, (hereinafter called “the Sub-Advisor).

W I T N E S S E T H:

WHEREAS, the Manager is the manager and investment advisor to each Fund of the Principal Funds, Inc., (the "Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Manager desires to retain the Sub-Advisor to render discretionary investment advisory services with respect to assets allocated by the Manager for management by the Sub-Advisor for a portion of the portfolio for the SmallCap Value Fund I and MidCap Growth Fund III of the Fund (hereinafter called the “Series”), which the Manager has agreed to provide to the Fund, and the Sub-Advisor desires to furnish such services; and

WHEREAS, The Manager has furnished the Sub-Advisor with copies properly certified or authenticated of each of the following and will promptly provide the Sub-Advisor with copies properly certified or authenticated of any amendment or supplement thereto:

(a)	Management Agreement (the "Management Agreement") with the Fund;
(b)	The Fund's registration statement and financial statements as filed with the Securities and Exchange Commission;
(c)	The Fund's Articles of Incorporation and By-laws;
(d)	Policies, procedures or instructions adopted or approved by the Board of Directors of the Fund relating to obligations and services provided by the Sub-Advisor.

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, the parties agree as follows:

1.	Appointment of Sub-Advisor
In accordance with and subject to the Management Agreement, the Manager hereby appoints the
Sub-Advisor to perform the services described in Section 2 below for investment and reinvestment of the securities and other assets of the Series, subject to the control and direction of the Manager and the Fund's Board of Directors, for the period and on the terms hereinafter set forth. The Sub-
Advisor accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Fund or the Manager in any way or otherwise be deemed an agent of the
Fund or the Manager.
2.	Obligations of and Services to be Provided by the Sub-Advisor
The Sub-Advisor will:
(a) Provide investment advisory services, including but not limited to research, advice and supervision for the Series.

(b)	Furnish to the Board of Directors of the Fund for approval (or any appropriate committee of such Board), and revise from time to time as economic conditions require, a recommended investment program for the Fund consistent with the Series’ investment objective and policies.

(c)	Implement the approved investment program by placing orders for the purchase and sale of securities without prior consultation with the Manager and without regard to the length of time the securities have been held, the resulting rate of portfolio turnover or any tax considerations, subject always to the provisions of the Fund's Articles of Incorporation and Bylaws, the
requirements of the 1940 Act, as each of the same shall be from time to time in effect.

(d)	Advise and assist the officers of the Fund, as requested by the officers, in taking such steps as are reasonably necessary or appropriate to carry out the decisions of its Board of Directors, and any appropriate committees of such Board, regarding the general conduct of the investment business of the Series.

(e)	Maintain, in connection with the Sub-Advisor’s investment advisory services provided to the
Series, its compliance with the 1940 Act and the regulations adopted by the Securities and
Exchange Commission thereunder and the Series’ investment policies and restrictions as stated in the Fund’s prospectus and statement of additional information, subject to receipt of such additional information as may be required from the Manager and provided in accordance with Section 10(d) of this Agreement. The Sub-Advisor has no responsibility for the maintenance of Fund records except insofar as is directly related to the services it provides to the Series.

(f)	Report to the Board of Directors of the Fund at such times and in such detail as the Board of
Directors may reasonably deem appropriate in order to enable it to determine that the investment policies, procedures and approved investment program of the Series are being observed.

(g)	Upon request, provide assistance in the determination of the fair value of certain securities when reliable market quotations are not readily available for purposes of calculating net asset value in accordance with procedures and methods established by the Fund’s Board of
Directors.

(h)	Furnish, at its own expense, (i) all necessary investment and management facilities, including salaries of clerical and other personnel required for it to execute its duties faithfully, and (ii)
administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of its duties under this Agreement.

(i)	Open accounts with broker-dealers and futures commission merchants (“broker-dealers”), select broker-dealers to effect all transactions for the Series, place all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiate commissions, if applicable. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-
Advisor. In such event allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Advisor in the manner the Sub-Advisor considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to other clients. The Manager recognizes that, in some cases, this procedure may limit the size of the position that may be acquired or sold for the Series. The Sub-Advisor will report on such allocations at the request of the Manager, the Fund or the Fund’s Board of Directors
providing such information as the number of aggregated trades to which the Series was a party, the broker-dealers to whom such trades were directed and the basis for the allocation for the aggregated trades. The Sub-Advisor shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Advisor may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Sub-Advisor. To the extent consistent with applicable law, the Sub-Advisor may pay a broker or dealer an amount of commission for effecting a securities transaction in

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excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor and its affiliates have with respect to the Series as well as to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Advisor in managing the Series. In addition, joint repurchase or other accounts may not be utilized by the Series except to the extent permitted under any exemptive order obtained by the Sub-Advisor provided that all conditions of such order are complied with.

(j)	Maintain all accounts, books and records with respect to the Series as are required of an investment advisor of a registered investment company pursuant to the 1940 Act and
Investment Advisor’s Act of 1940 (the “Investment Advisor’s Act”), and the rules thereunder, and furnish the Fund and the Manager with such periodic and special reports as the Fund or
Manager may reasonably request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Advisor hereby agrees that all records that it maintains for the Series are the property of the Fund, agrees to preserve for the periods described by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the
Fund any records that it maintains for the Series upon request by the Fund or the Manager.

(k)	Observe and comply with Rule 17j-1 under the 1940 Act and the Sub-Advisor’s Code of Ethics adopted pursuant to that Rule as the same may be amended from time to time. The Manager acknowledges receipt of a copy of Sub-Advisor’s current Code of Ethics. Sub-Advisor shall promptly forward to the Manager a copy of any material amendment to the Sub-Advisor’s
Code of Ethics.

(l)	From time to time as the Manager or the Fund may request, furnish the requesting party reports on portfolio transactions and reports on investments held by the Series, all in such detail as the Manager or the Fund may reasonably request. The Sub-Advisor will make available its officers and employees to meet with the Fund’s Board of Directors at the Fund’s principal place of business on due notice to review the investments of the Series.

(m)	Provide such information as is customarily provided by a sub-advisor and may be required for the Fund or the Manager to comply with their respective obligations under applicable laws, including, without limitation, the Internal Revenue Code of 1986, as amended (the “Code”), the
1940 Act, the Investment Advisers Act, the Securities Act of 1933, as amended (the
“Securities Act”), and any state securities laws, and any rule or regulation thereunder. Sub-
Advisor will advise Manager of any changes in Sub-Advisor’s general partners within a reasonable time after any such change. Manager acknowledges receipt of Sub-Advisor’s
Form ADV more than 48 hours prior to the execution of this Agreement.

(n)	Perform quarterly and annual tax compliance tests to monitor the Series’ compliance with
Subchapter M of the Code and Section 817(h) of the Code, subject to receipt of such additional information as may be required from the Manager and provided in accordance with
Section 10(d) of this Agreement. The Sub-Advisor shall notify the Manager immediately upon having a reasonable basis for believing that the Series has ceased to be in compliance or that it might not be in compliance in the future. If it is determined that the Series is not in compliance with the requirements noted above, the Sub-Advisor, in consultation with the
Manager, will take prompt action to bring the Series back into compliance (to the extent possible) within the time permitted under the Code.

(o)	Have the responsibility and authority to vote proxies solicited by, or with respect to, the issuers of securities held in the Series. The Manager shall cause to be forwarded to Sub-Advisor all proxy solicitation materials that it receives and shall assist Sub-Advisor in its efforts to conduct the proxy voting process.

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3	.	Prohibited Conduct

In providing the services described in this agreement, the Sub-Advisor will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by Principal Life Insurance Company regarding transactions for the Fund in securities or other assets.

4	.	Compensation

As full compensation for all services rendered and obligations assumed by the Sub-Advisor hereunder with respect to the Fund, the Manager shall pay the compensation specified in
Appendix A to this Agreement.

5	.	Liability of Sub-Advisor

Neither the Sub-Advisor nor any of its directors, officers, employees, agents or affiliates shall be liable to the Manager, the Fund or its shareholders for any loss suffered by the Manager or the
Fund resulting from any error of judgment made in the good faith exercise of the Sub-Advisor’s duties under this Agreement or as a result of the failure by the Manager or any of its affiliates to comply with the terms of this Agreement except for losses resulting from willful misfeasance, bad faith or gross negligence of, or from reckless disregard of, the duties of the Sub-Advisor or any of its directors, officers, employees, agents (excluding any broker-dealer selected by the Sub-
Advisor), or affiliates.

6	.	Indemnification

The Manager agrees to indemnify and hold harmless the Sub-Advisor from and against any and all claims, losses, liabilities or damages (including reasonable attorneys’ fees and other related expenses), (“Losses”) howsoever arising, from or in connection with this Agreement or the performance by the Sub- Advisor of its duties hereunder, so long as the Sub-Advisor shall, after receipt of notice of any claim or commencement of any action, promptly notify the Manager in writing of the claim or commencement of such action. The Manager shall not be liable for any settlement of any claim or action effected without its written consent. Nothing contained herein shall require the Manager to indemnify the Sub-Advisor for Losses resulting from the Sub-Advisor’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

7	.	Supplemental Arrangements

The Sub-Advisor may enter into arrangements with other persons affiliated with the Sub-Advisor or with unaffiliated third parties to better enable the Sub-Advisor to fulfill its obligations under this
Agreement for the provision of certain personnel and facilities to the Sub-Advisor, subject to written notification to and approval of the Manager and, where required by applicable law, the Board of
Directors of the Fund.

8	.	Regulation

The Sub-Advisor shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body may request or require pursuant to applicable laws and regulations.

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9	.	Duration and Termination of This Agreement

This Agreement shall become effective on the latest of (i) the date of its execution, (ii) the date of its approval by a majority of the Board of Directors of the Fund, including approval by the vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, the
Sub-Advisor, Principal Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval or (iii) if required by the 1940 Act, the date of its approval by a majority of the outstanding voting securities of the Series. It shall continue in effect thereafter from year to year provided that the continuance is specifically approved at least annually either by the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Series and in either event by a vote of a majority of the Board of Directors of the Fund who are not interested persons of the Manager, Principal Life Insurance Company, the Sub-Advisor or the
Fund cast in person at a meeting called for the purpose of voting on such approval.

If the shareholders of the Series fail to approve the Agreement or any continuance of the
Agreement in accordance with the requirements of the 1940 Act, the Sub-Advisor will continue to act as Sub-Advisor with respect to the Series pending the required approval of the Agreement or its continuance or of any contract with the Sub-Advisor or a different manager or sub-advisor or other definitive action; provided, that the compensation received by the Sub-Advisor in respect to the
Fund during such period is in compliance with Rule 15a-4 under the 1940 Act.

This Agreement may be terminated at any time without the payment of any penalty by the Board of
Directors of the Fund or by the Sub-Advisor, the Manager or by vote of a majority of the outstanding voting securities of the Series on sixty days written notice. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Section
9, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “voting security”) shall be applied.

10.		Amendment of this Agreement

No material amendment of this Agreement shall be effective until approved, if required by the 1940
Act or the rules, regulations, interpretations or orders issued thereunder, by vote of the holders of a majority of the outstanding voting securities of the Series and by vote of a majority of the Board of
Directors of the Fund who are not interested persons of the Manager, the Sub-Advisor, Principal
Life Insurance Company or the Fund cast in person at a meeting called for the purpose of voting on such approval, and such amendment is signed by both parties.

11.		General Provisions

(a) Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Iowa. The captions in this
Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(b) Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the other party at such address as such other party may designate for the receipt of such notices. Until further notice to the other party, it is agreed that the address of the
Manager for this purpose shall be Principal Financial Group, Des Moines, Iowa 50392-0200,
and the address of the Sub-Advisor shall be 500 Grant Street, Suite 4200, Pittsburgh, PA
15258-0001.

(c) The Sub-Advisor will promptly notify the Manager in writing of the occurrence of any of the following events:

(1) the Sub-Advisor fails to be registered as an investment adviser under the Investment
Advisers Act or under the laws of any jurisdiction in which the Sub-Advisor is required to be registered as an investment advisor in order to perform its obligations under this
Agreement.

(2) the Sub-Advisor is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

(d) The Manager shall provide (or cause the Series custodian to provide) timely information to the
Sub-Advisor regarding such matters as the composition of the assets of the Series, cash requirements and cash available for investment in the Series, and all other reasonable information as may be necessary for the Sub-Advisor to perform its duties and responsibilities hereunder.

(e) This Agreement contains the entire understanding and agreement of the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.
PRINCIPAL MANAGEMENT CORPORATION
By
Michael J. Beer, Executive Vice President and
Chief Operating Officer

MELLON CAPITAL MANAGEMENT CORPORATION
By
Earl Kleckner
Managing Director, Client Services, N.A.

APPENDIX A

The Sub-Advisor shall serve as investment sub-advisor for the Fund. The Manager will pay the Sub-Advisor, as full compensation for all services provided under this Agreement, a fee computed at an annual rate as follows (the "Sub-Advisor Percentage Fee"):

MidCap Growth Fund III

Fee as a Percentage of
Average Daily Net Assets	Average Daily Net Assets
First $50 million	0.40%
Assets over $50 million	0.35%

     In calculating the fee for the MidCap Growth Fund III of Principal Funds, Inc. on or after July 1, 2004, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the MidCap Growth Fund III, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in the MidCap Growth Fund III shall be determined by calculating a fee on the value of the Aggregated Assets and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the MidCap Growth Fund III and the denominator of which is the amount of the Aggregated Assets.

SmallCap Value Fund I

Fee as a Percentage of
Average Daily Net Assets	Average Daily Net Assets
First $100 million	0.45%
Next $200 million	0.40%
Over $300 million	0.35%

     In calculating the fee for the SmallCap Value Fund I of Principal Funds, Inc. on or after July 1, 2005, assets of any unregistered separate account of Principal Life Insurance Company and any investment company sponsored by Principal Life Insurance Company to which the Sub-Advisor provides investment advisory services and which have the same investment mandate as the SmallCap Value Fund I, will be combined (together, the “Aggregated Assets”). The fee charged for the assets in the SmallCap Value Fund I shall be determined by calculating a fee on the value of the Aggregated Assets and multiplying the aggregate fee by a fraction, the numerator of which is the amount of assets in the SmallCap Value Fund I and the denominator of which is the amount of the Aggregated Assets.

     The Sub-Advisor Percentage Fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly to the Sub-Advisor. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the year by the applicable annual rate described above and multiplying this product by the net assets of the Fund as determined in accordance with the Fund’s prospectus and statement of additional information as of the close of business on the previous business day on which the Fund was open for business.

     If this Agreement becomes effective or terminates before the end of any month, the fee (if any) for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

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